UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): September 15, 2006




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------



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Item 4.01 Changes in Registrant's Certifying Accountant
          ---------------------------------------------
On September 15, 2006, Grant Thornton LLP ("Grant Thornton") notified Access Pharmaceuticals, Inc. (the "Company") that it has resigned as our independent registered public accounting firm.

The Company's audit committee has commenced an immediate search for a new independent registered public accounting firm, including requesting proposals from other accounting firms.

Grant Thornton performed audits of the Company's consolidated financial statements for the years ended December 31, 2005 and 2004. Grant Thornton's reports did not contain an adverse opinion or disclaimer of opinion, but the 2005 report was modified to include an explanatory paragraph related to uncertainties about the Company's ability to continue as a going concern.

During the years ended December 31, 2005 and 2004 and through September 15, 2006, (i) there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports for such year, and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K. However, as reported in the Company's Form 10-K for the year ended
December 31, 2005, Grant Thornton has communicated to the Company's audit committee the existence of material weaknesses in our system of internal control over financial reporting related to the inadequacy of staffing and a lack of segregation of duties.

The Company will file an amended Form 8-K as required by SEC rules upon the appointment of a successor independent registered public accounting firm.

The Company provided Grant Thornton with a copy of this Form 8-K prior to its filing with the SEC and requested Grant Thornton to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of Grant Thornton LLP's letter to the SEC, dated September 21, 2006.



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
                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated September 21, 2006

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